Exhibit 10.20

Execution Copy

UNIT
SUBSCRIPTION AGREEMENT

March 7 , 2008

The undersigned, CPP INVESTMENT BOARD (USRE II) INC. (the “Subscriber”), hereby agrees to subscribe for and purchase from NOBLE ENVIRONMENTAL POWER, LLC, a Delaware limited liability company (the “Company”), and the Company hereby agrees to sell and issue to the Subscriber, the number of Series B preferred units (the “Preferred Units”) of the Company set forth on the Subscriber’s signature page hereto (such Preferred Units to be issued, the “Purchased Units”) in consideration of the payment to the Company of $100.00 per Purchased Unit (the “Subscription Price”), the sufficiency of which is hereby acknowledged.

On the date hereof, the Subscriber shall deposit the Subscription Price into an account identified to the Subscriber by the Company (the “Deposit Account”) by wire transfer of immediately available funds.  Upon receipt of the Subscription Price, the Company shall immediately issue the Purchased Units to the Subscriber.

The Company represents and warrants that the Purchased Units, when issued, will be duly authorized, validly issued, fully paid and nonassessable.

The Subscriber represents and warrants to the Company that the representations and warranties of the Subscriber set forth in Section 8 of the Third Amended and Restated Operating Agreement of the Company, dated March 7, 2008 (the “Operating Agreement”), as amended from time to time, are true and correct in all material respects on and as of the date hereof as if made by the Subscriber on and as of the date hereof (except to the extent expressly made as of an earlier date, in which case such representations shall be true and correct in all material respects as of such earlier date, and except to the extent such representations and warranties are qualified by materiality, in which case such representations shall be true and correct).

As evidence of the restrictions on transfer, the following legends will be placed on the certificates, if any, evidencing the Purchased Units:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS.  THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS.”

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[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Unit Subscription Agreement as of the date first written above.

CPP INVESTMENT BOARD (USRE II) INC.

By:	/s/ Andre Bourbonnais
	Name:	Andre Bourbonnais
	Title:	Authorized Signatory

By:	/s/ Myra Libensen
	Name:	Myra Libensen
	Title:	Authorized Signatory

NOBLE ENVIRONMENTAL POWER, LLC

By:	/s/ Charles C. Hinckley
	Name:	Charles C. Hinckley
	Title:	Chief Executive Officer

Number of Series B Preferred Units subscribed for:

1,100,000